Exhibit 99.1

FARMACEUTICALRX Closes $34.0 Million In Debt Financing From Chicago Atlantic to Expand its Medical Marijuana Operations in Ohio

CHICAGO and PITTSBURGH, PA. (February 7, 2022) FARMACEUTICALRX, one of the largest producers of premium organic medical marijuana products in the US market, (“FARMACEUTICALRX” or the “Company”), today announced that it has closed a $34 million senior secured term loan (the “Senior Term Loan”) provided by Chicago Atlantic Real Estate Finance, Inc. (NASDAQ: REFI) ("Chicago Atlantic"), a commercial real estate finance company, and other institutional lenders.

The Senior Term Loan proceeds will be used to complete the funding of the Company’s Ohio Level 1 cultivation and post-harvest facility, repay existing debt, fund equipment purchases, and for general working capital purposes. The Company brings its cultivation and processing methods from the FARMACEUTICALRX of Pennsylvania operations to the 100,000 square foot facility in East Liverpool, Ohio. FARMACEUTICALRX of Ohio currently also operates its FRX Health dispensary in East Liverpool, Ohio.

“This funding allows us to take advantage of the tremendous opportunity in Ohio and to build on the momentum and market-leading position we developed in Pennsylvania,” said Rebecca Myers, CEO and Founder of FARMACEUTICALRX. “We continue to believe Ohio is a very attractive limited license state and the right market for us. We are excited to partner with the Chicago Atlantic team who believes in our strong cash flow generation, and revenue and profitability prospects. We are committed to cultivating and producing premium organic and craft medical marijuana products for our loyal customers and to being disciplined stewards of capital for our shareholders,” stated Myers.

“Chicago Atlantic is excited to partner with FARMACEUTICALRX in Ohio on the completion of their 100,000-square-foot tier 1 cultivation facility that will bring additional jobs to East Liverpool, Ohio. We look forward to assisting with the company's current and future growth,” said John Mazarakis, Executive Chairman at Chicago Atlantic. “Rebecca and her team are strongly committed to bringing differentiated, quality and organic products to the Ohio marketplace and are great examples of the management teams and organizations with whom Chicago Atlantic looks to partner.”

ABOUT FARMACEUTICALRX.

FARMACEUTICALRX is the leading producer of premium organic medical marijuana products and the sole multi-state, vertically integrated producer of premium organic medical marijuana products in the US Market. FARMACEUTICALRX is focused on bringing research and development-based innovation to the medical marijuana sector. FARMACEUTICALRX develops premium organic medical marijuana products under its existing FARMACEUTICALRX brand. The Company's suite of sub-branded products includes Burst of Wellness Vape products, TreePharm Vape and RSO products, Local Edibles Chocolates, and Open Mind organic, vegan and gluten free gummies. Our suite of sub-branded products combine the premium quality that FARMACEUTICALRX is known for, at a lower price point, with the goal of expanding the Company's reach to a broader demographic of patients. The FARMACEUTICALRX affiliated companies are licensed to offer high quality medical marijuana products in Pennsylvania and Ohio, states with combined populations of more than 26 million people. FARMACEUTICALRX is led by a world-class team of scientists, healthcare, organic food and beverage and cannabis industry professionals who are driven by the discovery, development, and manufacturing of revolutionary, premium organic products delivered through its vertically integrated platform. From the Farm to the Future - Our innovation is Your Future Health. Learn more at www.FARMACEUTICALRX.com.

Forward-Looking Statements

This news release includes forward-looking information and statements, which may include, but are not limited to, information and statements regarding or inferring the future business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs of the Company. Words such as "expects", "continue", "will", "anticipates" and "intends" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company's current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein. Although the Company believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof, and except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward looking information and statements herein, whether as a result of new information, future events or results, or otherwise, except as required by applicable laws.

About Chicago Atlantic Real Estate Finance, Inc.

Chicago Atlantic Real Estate Finance, Inc. is a commercial real estate finance company that manages a diversified portfolio of real estate credit investments primarily in the cannabis space and is actively investing across the value chain. Led by a senior management team with extensive experience in real estate credit, direct lending, risk management and real estate acquisitions and development, Chicago Atlantic and its sponsor have created a leading cannabis lending platform. Chicago Atlantic intends to elect and qualify to be taxed as a REIT under Section 856 of the Internal Revenue Code of 1986. Chicago Atlantic is managed by Chicago Atlantic REIT Manager, LLC.

Forward-Looking Statements

This release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding future events and the future results of the Company that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company. Words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. The information in this presentation is current only as of today, and the Company’s business or financial condition and other information in this release may change after that date. The Company undertakes no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this release or currently unknown facts or conditions. You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission.

Factors that may cause actual results to differ materially from current expectations include, among others: changes in the Company’s business and investment strategy; the impact of COVID-19 on the Company’s business and the global economy; the ability of Chicago Atlantic REIT Manager, LLC (the “Manager”) to locate suitable loan opportunities for the Company, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy; allocation of loan opportunities to the Company by the Manager and its affiliates; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; the estimated growth in and evolving market dynamics of the cannabis market; the demand for cannabis cultivation and processing facilities; shifts in public opinion regarding cannabis; changes in the value of the Company’s loans; rates of default or decreased recovery rates on the Company’s loans; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; the Company’s ability to maintain the Company’s exclusion or exemption from registration under the Investment Company Act of 1940; and the Company’s ability to qualify and maintain the Company’s qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes.

FARMACEUTICALRX Investor Contact:

IR@FARMACEUTICALRX.COM

For REFI investor relations please contact:

Tripp Sullivan

SCR Partners

(615) 942-7077

IR@REFI.reit

For REFI media relations please contact:

Annie Graf

KCSA Strategic Communications

(786) 390-2644

CA@KCSA.com